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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                      FILED PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 28, 1997
                 DATE OF EARLIEST EVENT REPORTED: JULY 23, 1997


                               PRIMARK CORPORATION
             (Exact name of registrant as specified in its charter)


                                     1-8260
                            (Commission File Number)



              MICHIGAN                                 38-2383282
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


1000 WINTER STREET, SUITE 4300N, WALTHAM, MA                  02154
  (Address of principal executive offices)                  (Zip Code)



                                  617-466-6611
              (Registrant's telephone number, including area code)

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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

On July 23, 1997, an optionee exercised certain stock options covering 5,000 shares of Primark Corporation common stock, at a weighted average exercise price per share of $12.88. These options were issued under the Primark Corporation Executive Share Option Scheme. The issuance of such shares was made without registration under the Securities Act of 1933 (the "Act") in reliance upon Regulation S of such Act.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PRIMARK CORPORATION

 Date:  July 28, 1997                      By:  /s/ STEPHEN H. CURRAN.
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                                                  Stephen H. Curran
                                               Senior Vice President and
                                                 Chief Financial Officer
                                               (Principal Financial Officer)